EXHIBIT 99.1

Viisage Completes Acquisition of Leading Iris Recognition Company SecuriMetrics

BILLERICA, Mass., Feb 21, 2006 (BUSINESS WIRE) — Viisage Technology, Inc. (Nasdaq: VISG) today announced the completion of the acquisition of privately-held SecuriMetrics, Inc., provider of the world’s only full-function handheld iris recognition and multi-modal biometric devices, software applications and services. The intent to acquire SecuriMetrics was first announced by the Companies on February 6, 2006.

SecuriMetrics is expected to add approximately $15 million in revenue in 2006 and $3 million in EBITDA to Viisage.

Viisage paid $28 million in cash for SecuriMetrics, net of the $2 million in cash on the acquired company’s balance sheet. SecuriMetrics shareholders have the opportunity to earn up to an additional $13 million in consideration if key performance thresholds and contingencies are reached, of which $11.5 million would be paid in shares of Viisage common stock at a fixed price of $17.69 per share. The cash portion of the purchase price is being funded from the initial $100 million investment that L-1 Investment Partners made in Viisage in 2005. “Viisage momentum continues as we add an additional important modality to our identity solution portfolio with SecuriMetrics iris recognition capabilities,” said Robert V. LaPenta, chairman of the board of Viisage. “This complementary technology better positions both companies to vie for an even greater share of the biometrics market, particularly among military applications, civil and consumer identification programs.”

With the addition of iris recognition, Viisage now offers multiple and multi-modal biometric capabilities that include finger, face and iris. Customer synergies between the two Companies offer the opportunity to develop an even deeper penetration within state, local, federal and international government agencies, particularly those focused on national security and homeland defense. Together with the completion of the pending Identix merger, Viisage will become the only U.S.-based manufacturer of a full range of handheld and multi-modal biometric recognition solutions encompassing iris, finger and face.

Greg Peterson, founder and CEO of SecuriMetrics, Inc. said, “Our companies share a common vision of providing the most advanced, rapid and highly scalable methods for securing and protecting personal identities and assets and I am confident that together we will achieve our vision.”

SecuriMetrics business operations will remain in its current location in Martinez, California.

EBITDA

Viisage uses EBITDA as a non-GAAP financial performance measurement. EBITDA is calculated by adding back to net income (loss) interest, taxes, depreciation and amortization. EBITDA is provided to investors to complement results provided in accordance with GAAP, as management believes the measures help illustrate underlying operating trends in the Company’s business and uses the measures to establish internal budgets and goals, manage the business, and evaluate performance. EBITDA should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. Viisage has not provided a quantitative reconciliation of EBITDA with projected net income (loss) because such reconciliation cannot be provided without unreasonable efforts.

About Viisage Technology, Inc.

Viisage (NASDAQ: VISG) delivers advanced technology identity solutions for governments, law enforcement agencies and businesses concerned with enhancing security, reducing identity theft, and protecting personal privacy. Viisage solutions include secure credentials such as passports and drivers’ licenses, biometric technologies for uniquely linking individuals to those credentials, and credential authentication technologies to ensure the documents are valid before individuals are allowed to cross borders, gain access to finances, or granted other privileges. With over 3,000 installations worldwide, Viisage’s identity solutions stand out as a result of the Company’s industry-leading technology and unique understanding of customer needs. Viisage’s product suite includes FaceTOOLS® SDK, Viisage PROOF™, FaceEXPLORER®, iA-thenticate®, BorderGuard®, FacePASS™ and FaceFINDER®.

This news release contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time to time by Viisage through its senior management are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company’s current views with respect to the future events or financial performance discussed in this release, based on management’s beliefs and assumptions and information currently available. When used, the words “believe”, “anticipate”, “estimate”, “project”, “should”, “expect”, “plan”, “assume” and similar expressions that do not relate solely to historical matters identify forward-looking statements. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences include, among other things, in particular, the size and timing of contract awards, performance on contracts, performance of acquired companies, availability and cost of key components, unanticipated results from audits of the financial results of the Company and acquired companies, changing interpretations of generally accepted accounting principles, outcomes of government reviews, developments with respect to litigation to which we are a party, potential fluctuations in quarterly results, dependence on large contracts and a limited number of customers, lengthy sales and implementation cycles, market acceptance of new or enhanced products and services, proprietary technology and changing competitive conditions, system performance, management of growth, dependence on key personnel, ability to obtain project financing, general economic and political conditions and other factors affecting spending by customers, and the unpredictable nature of working with government agencies. In addition, such risks and uncertainties include, among others, the following risks: that the merger with Identix will not close, that the regulatory or shareholder approval will not be obtained, that the closing will be delayed, that customers and partners will not react favorably to the merger, integration risks, the risk that the combined companies may be unable to achieve cost-cutting synergies, and other risks described in Viisage’s and Identix’ Securities and Exchange Commission filings, including the Registration Statement on Form S-4 to be filed with the SEC in connection with the transaction, Viisage’s Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for the quarters ended April 3, 2005, July 3, 2005 and October 2, 2005 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and

Results of Operations,” and Identix’ Annual Report on Form 10-K for the year ended June 30, 2005 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Viisage and Identix expressly disclaim any obligation to update any forward-looking statements.

Additional Information and Where to Find It

Investors and security holders of both Viisage and Identix are advised to read the joint proxy statement/prospectus regarding the business combination transaction referred to in the material below, when it becomes available, because it will contain important information. Viisage and Identix expect to mail a joint proxy statement/prospectus about the transaction to their respective stockholders. This joint proxy statement/prospectus will be filed with the Securities and Exchange Commission by both companies. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by the companies at the Securities and Exchange Commission’s web site at http://www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from Viisage or Identix by directing such requests to the companies.

Participants In Solicitation

Viisage, Identix and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning Viisage’s participants is set forth in the proxy statement dated, November 21, 2005, for Viisage’s special meeting of shareholders held on December 16, 2005 as filed with the SEC on Schedule 14A. Information concerning Identix’ participants is set forth in the proxy statement, dated October 6, 2005, for Identix’ 2005 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Viisage and Identix in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus filed with the SEC.

SOURCE: Viisage Technology, Inc.

Viisage Chad Crouch, 703-414-5474

ccrouch@Viisage.com

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